Exhibit 10.3

                    ASSIGNMENT OF ISSUED UNITED STATES PATENT
                  AND PENDING UNITED STATES PATENT APPLICATION

     WHEREAS, George Adams, an individual residing at 3200 E. Frontera, Anaheim, California 92806, (hereinafter "ASSIGNOR"), represents and warrants that he is the sole owner of the entire right, title, and interest in and to United States Letters Patent No. 7,430,077 for SOLAR TRACKING REFLECTOR SYSTEM FOR STRUCTURE LIGHTING, which issued on SEPTEMBER 30, 2008 (hereinafter "the Patent") and that he is the sole owner of the entire right, title, and interest in and to United States Patent Application No. 12/323,935 for SOLAR TRACKING REFLECTOR SYSTEM FOR STRUCTURE LIGHTING, which was filed on NOVEMBER 26, 2008 (hereinafter "the Patent Application"), as set forth in an Assignment executed on March 3, 2009, and recorded on March 19, 2009, on Reel 022427, at Frame 0123, in the assignment records of the United States Patent and Trademark Office;

     WHEREAS, Ciralight Global, Inc. (hereinafter "ASSIGNEE"), a Nevada corporation having its principal place of business at 2603 Main Street, Suite 1150, Irvine, California 92614, (hereinafter "ASSIGNEE"), desires to purchase the entire right, title, and interest in and to the Patent and the Patent Application;

     NOW, THEREFORE, in consideration of One Dollar ($1.00) to ASSIGNOR, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby further acknowledges that he has sold, assigned, and transferred, and by these presents does hereby sell, assign, and transfer, unto ASSIGNEE, its successors, legal representatives, and assigns, the entire right, title, and interest in and to the Patent and the Patent Application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which have granted and which may be granted thereon and all reissues and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent which may hereafter be filed for the improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for the improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof; and Assignor hereby authorizes and requests the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for the improvements to the ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

     ASSIGNOR does hereby sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the Patent, the Patent Application and any Patents that may issue from the Patent Application.

     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 17th day of December, 2009.

                                  /s/ George Adams
                                  ------------------------------------
                                  George Adams

STATE OF CALIFORNIA
                      ss.
COUNTY OF ORANGE

     On December 17, 2009, before me, Allyson E. Lane, Notary Public, personally appeared George Adams, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     I certify under PENALTY OF PERJURY under the laws of the State of Utah that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.


/s/ Allyson E. Lane
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Signature of Notary Public                       [seal]